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                                                                     EXHIBIT 1.1

                              ______________ Shares

                           CRL NETWORK SERVICES, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                                   June___, 1999


CIBC World Markets Corp.
Lehman Brothers, Inc.
DLJdirect Inc.
c/o CIBC World Markets Corp.
As Representatives of the
Several Underwriters
World Financial Center
New York, New York  10281

On behalf of the Several Underwriters named on Schedule I attached hereto.

Ladies and Gentlemen:

        CRL Network Services, Inc., a Delaware corporation (the "Company"), and James G. Couch, the Chief Executive Officer and a Stockholder of the Company (the "Selling Stockholder"), propose to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of ____________ shares (the "Firm Shares") of the Company's Common Stock, (the "Common Stock"). The Company proposes to issue and sell ____ shares of its authorized and unissued Common Stock (the "Company Shares") and the Selling Stockholder proposes to sell an aggregate of _____ shares of the Company's authorized and outstanding Common Stock (the "Selling Stockholder Shares") to the Underwriters. In addition, the Selling Stockholder and the Company propose to grant, jointly and severally, to the several Underwriters, an option to purchase, severally and not jointly, up to an additional ___________ shares (the "Option Shares") of Common Stock from them for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

        1. Sale and Purchase of the Shares.

        On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:



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                (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at $_____ per share (the "Initial Price"), the number of Company Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement.

                (b) The Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholder at the Initial Price, the number of Selling Stockholder Shares set forth opposite the name of such Underwriter on
Schedule I to this Agreement.

                (c) The Selling Stockholder and the Company grant, jointly and severally, to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The Selling Stockholder shall have the first option to grant to the Underwriters an option to purchase all or any part of the Option Shares at the Initial Price. In the event the Selling Stockholder elects not to sell any Option Shares or elects to sell less than all of the total Option Shares, then in such event, the Company shall grant to the several Underwriters an Option to purchase, severally and not jointly, the remainder of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and on one or more occasions thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company and the Selling Stockholder no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

        2. Delivery and Payment. Delivery by the Company and the Selling Stockholders of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer payable in same day funds to the Company and the Selling Stockholder, shall take place at the offices of CIBC World Markets Corp., at CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third full business day following the first day the Shares are traded, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date"); provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 7(a)(v) hereof the Representatives may, in their sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.



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        In the event the option with respect to the Option Shares is exercised, delivery by the Selling Stockholder and the Company, as applicable, of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by wire transfer, payable in same day funds to the Selling Stockholder and the Company, as applicable, shall take place at the offices of CIBC World Markets Corp. specified above at the time and on the date or dates (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(c) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

        Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(c) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

        3. Registration Statement and Prospectus; Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-74793), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereto) to and of the related preliminary prospectus have heretofore been delivered by the Company to you.

        The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date (as hereinafter defined) and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

        4. Representations and Warranties of the Company and the Selling Stockholder. The Company and the Selling Stockholder hereby, jointly and severally, represent and warrant to each Underwriter as follows:

                (a) If the registration statement relating to the Shares has been declared effective under the Securities Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if the Representatives, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules pursuant to



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subparagraph (1), (4) or (7) of Rule 424(b) of the Rules or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Securities Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if the Representatives, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including consolidated financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules relating thereto after the effective date of such registration statement (the "Effective Date"), shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules); provided, however, that if in reliance on Rule 434 of the Rules and with the consent of the Representatives, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Securities Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and with the consent of the Representatives, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Securities Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

        On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the



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applicable provisions of the Securities Act and the Rules and the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company and the Selling Stockholder make no representation or warranty as to the statements contained under the caption "Underwriting" in the Prospectus. The Company and the Selling Stockholder acknowledge that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                (b) The consolidated financial statements of the Company and its subsidiary (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly, in all material respects, the financial position, the results of operations and cash flows and the stockholders' equity and the other information purported to be shown therein of the Company and its subsidiary at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The selected and summary consolidated financial and operational data included in the Registration Statement present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with the audited financial statements. No other financial statements or schedules are required to be included in the Registration Statement.

                (c) Deloitte & Touche LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                (d) The Company has been duly incorporated and is validly existing as corporation in good standing under the laws of the State of Delaware and the Company's subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the subsidiaries listed in Exhibit 21.1 to the Registration



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Statement. Each of the Company and its subsidiary are duly qualified and in good standing as foreign corporations in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiary, taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor its subsidiary own, lease or license any asset or property or conduct any businesses outside the United States of America. Each of the Company and its subsidiary has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole, and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under the Securities Act and state and foreign Blue Sky laws).

                (e) Each of the Company and its subsidiary owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiary, taken as a whole. Neither the Company, its subsidiary nor the Selling Stockholder have received any notice of, and neither the Company, its subsidiary nor the Selling Stockholder has any knowledge of, any infringement of or conflict with asserted rights of the Company or its subsidiary by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singularly or in the aggregate, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiary, taken as a whole; and neither the Company nor its subsidiary has received any notice of, and neither the Company, its subsidiary, nor the Selling Stockholder has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiary, taken as a whole.

                (f) Each of the Company and its subsidiary has good title to each of the items of personal property which are reflected in the financial statements referred to in Section 4(b) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal



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property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations or financial condition of the Company and its subsidiary, taken as a whole.

                (g) There is not any pending or, to the best of the Company's and the Selling Stockholder's knowledge, threatened action, suit, claim or proceeding against the Company or its subsidiary, any of their respective officers or any of their respective properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its subsidiary, or over their respective officers or properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiary, taken as a whole, or might materially and adversely affect their properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed.

                (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company and its subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor its subsidiary has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor its subsidiary has (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (b) entered into any transaction not in the ordinary course of business or (c) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                (i) There is no document or contract required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws. Except as disclosed in the Registration Statement, neither the Company nor its subsidiary, nor to the best of the Company's, its subsidiary's and the Selling Stockholder's knowledge, is any other party in default in the observance or performance of any



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term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary of any other agreement or instrument to which the Company or its subsidiary is a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole.

                (j) Neither the Company nor its subsidiary is in violation of any term or provision of its respective charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole.

                (k) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company, sale by the Selling Stockholder, of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or its subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or its subsidiary or violate any provision of the charter or by-laws of the Company or its subsidiary, except (1) for such consents or waivers which have already been obtained and are in full force and effect or (2) where the failure to obtain such consents or waivers, either singly or in the aggregate, would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole.

                (l) The Company has an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. None of such Shares were issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, and will not be issued in violation of or subject to any preemptive rights. None of such Shares will be issued in violation of any preemptive or other similar rights. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock.



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The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All the outstanding shares of capital stock of the Company's subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiary are owned by the Company free and clear of any security interests, claims, liens or encumbrances.

                (m) Each officer and director of the Company, the Selling Stockholder and each person set forth in Schedule II hereto has agreed in writing that such person will not, for a period of 180 days from the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction,
(ii) as a distribution to partners or stockholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of the Representatives. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and stockholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any lock-up agreements currently existing or hereafter effected without the prior written consent of the Representatives.

                (n) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except



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(A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                (o) The Company is not involved in any labor dispute nor, to the knowledge of the Company and the Selling Stockholder, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole.

                (p) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                (q) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                (r) The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due, except where the failure to make such filing or payment would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole.

                (s) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

                (t) Neither the Company nor its subsidiary does business with the government of Cuba or with any person or entity located in Cuba.

                (u) Except as set forth in the Registration Statement and Prospectus, (i) each of the Company and its subsidiary is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where a failure to comply with such rules, laws and regulations would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole, (ii) neither the Company nor its subsidiary has received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) neither the Company nor its subsidiary will be required to make future material capital expenditures to comply with Environmental Laws and
(iv) no
property which is owned, if any, leased or occupied by the Company or its subsidiary has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

                (v) Each of the Company and its subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (w) There are no issues related to the Company's, or subsidiaries', preparedness for the Year 2000 that (i) are of a character required to be described or referred to in the Registration Statement or by the Securities Act which have not been accurately described in the Registration Statement or Prospectus or (ii) except as disclosed in the Registration Statement or Prospectus, might reasonably be expected to result in a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole. Except as disclosed in the Prospectus or the Registration Statement, all internal computer systems and to the Company's knowledge, each Constituent Component (as defined below) of those systems and
(ii) to the Company's knowledge all computer-related products and each Constituent Component (as defined below) of those products of the Company and its subsidiary fully comply with Year 2000 Qualification Requirements. "Year 2000 Qualifications Requirements" means that the internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and its Subsidiary (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations, and date data interface values that reflect the century, (iii) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover, and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration. Except as disclosed in the Prospectus and the Registration Statement, the Company has inquired of material vendors as to their preparedness for the Year 2000. The Company has disclosed in the Registration Statement or Prospectus to the extent required by the Securities Act, any issues that might reasonably be expected to result in a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiary, taken as a whole.

                (x) Neither the Company nor its subsidiary has any knowledge that any of the activities or types of conduct enumerated below have been or may have been engaged in, either directly or indirectly, at any time since the founding of the Company: (a) any bribes or kickbacks to government officials or their relatives, or any other payments to such persons, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business; (b) any bribes or kickbacks to persons other than government officials, or to relatives of such persons, or any other payments to such persons or their relatives, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business; (c) any contributions, whether or not legal, made to any political party, political candidate or holder of governmental office; (d) any bank accounts, funds or pools of funds created or maintained without being reflected on the corporate books of account, or as to which the receipts and disbursements therefrom have not been reflected on such books; (e) any receipts or disbursements, the actual nature of which has been "disguised" or intentionally misrecorded on the corporate books of account of the Company or its subsidiary; (f) any fees paid to consultants or commercial agents that exceeded the reasonable value of the services purported to have been rendered; or (g) any payments or reimbursements made to personnel of the Company or its subsidiary for the purposes of enabling them to expend time or to make contributions or payments of the kind or for the purpose referred to in subparts (a)-(f) above.

        5. The Selling Stockholder represents and warrants to each Underwriter that:

                (a) The Selling Stockholder now has and on the Firm Share Closing Date and the Option Share Closing Date (if applicable) will have valid marketable title to the Shares to be sold by such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest pertaining to such Selling Stockholder or such Selling Stockholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Stockholder.

                (b) All consents, approvals, authorizations and orders required for the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery of the Selling Stockholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Stockholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

                Such Selling Stockholder will not, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired directly by such Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition, otherwise than to Securities (i) to be sold in the Offering, (ii) transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms hereof), (iii) transferred or bequested to immediate family members or a trust established for their benefit (provided that any such transferee thereof agrees in writing to be bound by the terms hereof) or (iv) with the prior written consent of the Representatives. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Stockholder. Such prohibited hedging or other transactions would including, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Such Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Stockholder except in compliance with this restriction.

                (c) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                (d) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                (e) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Selling Stockholder Shares that is set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading, in light of the circumstances under which they were made.

                (f) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise the Representatives prior to the Closing Date if any statement to be made on behalf of such Selling Stockholder in the certificate contemplated by
Section 6 would be inaccurate if made as of the Closing Date.

                (g) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; such Selling Stockholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Stockholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

        6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 7(a) of this Agreement.

                (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the counsel to the Representatives.

                (c) The representations and warranties of the Company, its subsidiary and the Selling Stockholder contained in this Agreement and the representations and warranties of the Company and its subsidiary in the certificates delivered pursuant to Section 6(d) shall be true and correct in all material respects when made and on and as of each Closing Date as if made on such date, and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that, and you shall be satisfied that:

                        (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                        (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and the Rules and in all material respects conformed to the requirements of the Securities Act and the Rules, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the Effective Date, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                        (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiary, taken as a whole, (b) any transaction that is material to the Company and its subsidiary, taken as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiary, taken as a whole, incurred by the Company or its subsidiary, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or its subsidiary that is material to the Company and its subsidiary, taken as a whole, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or its subsidiary which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiary, taken as a whole.

                (e) The Representatives shall have received on the Effective Date and on each Closing Date a signed letter from Deloitte & Touche LLP addressed to the Representatives and dated the Effective Date, and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, and shall:

                        (i) represent that they are independent auditors with respect to the Company within the meaning of the Securities Act and the applicable published Rules;

                        (ii) set forth their opinion with respect to their examination of the balance sheet of the Company as of December 31, 1998 and related statements of operations, stockholders' equity, and cash flows for the twelve (12) months ended December 31, 1998;

                        (iii) state that Deloitte & Touche LLP has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of Deloitte & Touche LLP as described in SAS 71 on the financial statements for the first-quarter period ended March 31, 1999 (the "Quarterly Financial Statements");

                        (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented; and

                        (v) address other matters agreed upon by Deloitte & Touche LLP and you. In addition, you shall have received from Deloitte & Touche LLP a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of December 31, 1998, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

        References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

                (f) The Representatives shall have received on each Closing Date from Gibson, Dunn and Crutcher LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, in the form attached hereto as Annex A.

        To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of California, the General Corporation Law of the State of Delaware and the Federal laws of the United States. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (g) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel.


                (h) The Representatives shall have received on each Closing Date, a certificate addressed to each representative, and dated such Closing Date, of the chief executive officer or president of the Company's subsidiary to the effect that the financial statements of the

Company's subsidiary, Integral Networking Corporation, (the "Subsidiary Financial Statements") (i) are in accordance with the books and records of the Company, on a consolidated basis (the "Consolidated Company") (ii) are true, correct and complete and present fairly the financial condition of the Consolidated Company, at the date or dates therein indicated and the results of operations for the period or periods therein specified, (iii) disclose all of the Consolidated Company's material debts, liabilities and obligations of any nature, whether due or to become due, owing to the operations of the subsidiary, as of their respective dates (including, without limitation, absolute liabilities, accrued liabilities and contingent liabilities) to the extent such debts, liabilities and obligations are required to be disclosed in accordance with generally accepted accounting principles, and (iv) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, except for the omission of notes thereto and normal year-end adjustments.

        7. Covenants of the Company and the Selling Stockholder.

                (a) The Company covenants and agrees as follows:

                        (i) The Company will use its best efforts to cause the Registration Statement and any amendment thereto, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the reasonable opinion of counsel for the several Underwriters, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the

Shares is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Securities Act and the Rules and the provisions of this Agreement. The Company shall use its best efforts to prevent the issuance of any stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued

                        (iii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to this Section 7, an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                        (iv) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                        (v) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first (1st) full business day following the first day that Shares are traded, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with
Section 10(a)(3)
of the Securities Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if the Representatives, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

                        (vi) The Company will use its best efforts to cooperate with the Representatives and counsel for the Underwriters in endeavoring to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

                        (vii) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to the Representatives, and to each other of the several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"), (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company or any of its subsidiaries, and (vi) any additional information of a public nature concerning the Company or its subsidiaries, or its business which you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                        (viii) Without the prior written consent of the Representatives, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission, (except for any registration on Form S-8 or on any successor form) or otherwise dispose of, directly or indirectly, any equity securities of the

Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares or grant of awards pursuant to the Company's existing stock option plans or bonus plans. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or bonus plan or (ii) any registration is effected on Form S-8 or on any successor form, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of the Representatives, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

                        (ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                        (x) The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an "electronic Prospectus" to be used by the Underwriters in connection with the offering and sale of the Common Shares. As used herein, the term "electronic Prospectus" means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives to offerees and purchasers of the Common Shares for at least the Prospectus delivery period; (ii) it shall disclose the same information as the paper Prospectus and Prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the system as a whole and for on-line time). Such electronic Prospectus may consist of a Rule 434 preliminary prospectus, together with the applicable term sheet, provided that it otherwise satisfies the format and conditions described in the immediately preceding sentence. The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the Prospectus delivery period, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

                        (xi) The Company intends to apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                        (xii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                        (xiii) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on their respective parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Underwriters shall terminate this Agreement pursuant to Section 10, the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Shares.

                        (xiv) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you and your counsel concerning the substance of and, unless advised otherwise by your counsel, disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the filing and distribution of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Underwriter's Questionnaire and Power of Attorney and any instruments related to any of the foregoing; (ii) the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, and the cost of all certificates representing the Shares and transfer agents' and registrars' fees; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 7(a)(vii); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; (viii) the fees and disbursements of counsel for the Company; and (ix) all fees and other charges of the Company's independent certified public accountants. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

        8. Indemnification.

                (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the electronic Prospectus or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company and the Selling Stockholder may otherwise have.

                (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Selling Stockholder herein or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the electronic Prospectus or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company and the Selling Stockholder may otherwise have. The liability of the Selling Stockholder under the representations, warranties and agreements contained herein, under the indemnity agreements contained in the provisions of this Section 8, and otherwise with respect to the transactions and other matters contemplated by this Agreement shall be limited to an amount equal to the initial public offering price of the Shares, if any, sold by the Selling Stockholder to the Underwriters (minus the amount of the underwriting discount paid thereon to the Underwriters and minus any federal or state capital gains or other income taxes paid or payable by the Selling Stockholder in connection with his sale of the Shares). The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the Selling Stockholder and each director of the Company and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein or (ii) any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, electronic Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page and the statements contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

                (d) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 8, except to the extent the indemnifying party is prejudiced as a result of any failure or delay in providing such notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or
(iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

                (e) No indemnification provided for in Section 8(b) by the Selling Stockholder shall be available to any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Underwriter Indemnified Party") until such Underwriter Indemnified Party has first used its best efforts to pursue and exhaust all remedies (including the enforcement and collection of judgments or claims against the Company) it may have against the Company under
Section 8(a). Without limiting the generality of the foregoing, an Underwriter Indemnified Party shall be deemed to have used its best efforts to pursue and exhaust all remedies it may have against the Company, and may pursue any remedies it may have against the Selling Stockholder, if (A) such Underwriter Indemnified Party is in the process of pursuing remedies against the Company and any of the following events occurs, or, immediately prior to the time at which such Underwriter Indemnified Party commences the process of pursuing remedies against the Company, any of the following events has occurred and is continuing:
(1) the Company files a petition, answer or any pleading seeking or acquiescing in any reorganization, liquidation or other relief under chapter 7 or 11 of the Bankruptcy Code; (2) the Company seeks or acquiesces in the appointment of a trustee (other than a trustee appointed solely for purposes of facilitating the issuance of any debt securities of the Company), receiver or liquidator of all or part of its assets; or (3) the Company makes a general assignment for the benefit of its creditors, (B) a court of competent jurisdiction: (1) appoints a trustee, receiver or liquidator of all or part of the Company's assets; or (2) determines in any action, suit or proceeding that the Company is insolvent (in the accounting, bankruptcy, equity or legal definitions), or (C) a court or arbitration panel of competent jurisdiction enters an order in any action, suit or proceeding by such Underwriter Indemnified Party for indemnification by the Company that is adverse to such Underwriter Indemnified Party. Notwithstanding the foregoing, if, in the reasonable judgment of any Underwriter Indemnified Party, the applicable statute of limitations for any potential action, suit or proceeding by such Underwriter Indemnified Party for indemnification against the Selling

Stockholder will expire, such Underwriter Indemnified Party may name the Selling Stockholder in any action, suit or proceeding to which the Company is also a party solely for purposes of preserving any rights such Underwriter Indemnified Party may have to seek indemnification from the Selling Stockholder after using its best efforts to pursue and exhaust all remedies it may have against the Company.

                (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

        9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 8 is due in accordance with its terms but for any reason is held to be unavailable from the Company, or the Selling Stockholder or the Underwriters, the Company, the Selling Stockholder and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company or the Selling Stockholder from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company and the Selling Stockholder, respectively, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholder or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company and the Selling Stockholder shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that the Selling Stockholder shall not be liable under this clause (ii) for any amount in excess of the initial public offering price of the Shares, if any, sold by the Selling Stockholder to the Underwriters (minus the amount of the underwriting discount paid thereon to the Underwriters and minus any federal or state capital gains or other income taxes paid or payable by the Selling Stockholder in connection with his sale of the Shares); and provided, further, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this
Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section, except to the extent the party or parties from whom contribution is sought have been prejudiced as a result thereof. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent; provided, however, that such written consent shall not be unreasonably withheld. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

        10. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Stockholder at any time:

                (a) in the absolute discretion and judgment of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National

Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority, or

                (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

        If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholder shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Stockholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters pursuant to this Section 10, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, in circumstances where it was obligated to purchase such Shares under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

        11. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

                (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter; or

                (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional two business days within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

        In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 7, 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

        12. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company, its subsidiary or any of its officers, the Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company, or any of their officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

        This Agreement has been and is made for the benefit of the Underwriters, the Selling Stockholder and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

        All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Representatives, c/o CIBC World Markets Corp., CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention: Richard D. White, (b) if to the Selling Stockholder, to the Company as the Company's address appears on the cover page of the Registration Statement with a copy to Gibson, Dunn & Crutcher LLP, Telesis Tower, One Montgomery Street, 26th Floor, San Francisco, California 94104, Attention: Kenneth R. Lamb, Esq. and (c) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Gibson, Dunn & Crutcher LLP, Telesis Tower, One Montgomery Street, 26th Floor, San Francisco, California 94104, Attention: Kenneth R. Lamb, Esq.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        Please confirm that the foregoing correctly sets forth the agreement among us.

                                            Very truly yours,

                                            CRL Network Services, Inc.



                                            By:_________________________________
                                            Name:  James G. Couch
                                            Title: Chief Executive Officer



                                            SELLING STOCKHOLDER


                                            By:_________________________________
                                            Name:  James G. Couch

The foregoing Agreement is hereby
confirmed and accepted by the
Representatives as of the date first
above written:


CIBC World Markets Corp.                       Lehman Brothers, Inc.
Acting severally on behalf of itself           Acting severally on behalf of itself
and as a representative of the several         and as a representative of the several
Underwriters named in Schedule I               Underwriters named in Schedule I annexed
annexed hereto.                                hereto.

CIBC World Markets Corp.                       Lehman Brothers, Inc.

By___________________________________          By _____________________________________
Title:                                         Title:

DLJdirect Inc.

Acting severally on behalf of itself
and as a representative of the several
Underwriters named in Schedule I
annexed hereto.

DLJdirect Inc.

By___________________________________
Title:

                                   SCHEDULE I


                                                Number of Firm Shares to be Purchased
                                            --------------------------------------------
                                            Company Shares    Selling Stockholder Shares
                                            --------------    --------------------------
CIBC World Markets Corp.


Lehman Brothers, Inc.

DLJdirect Inc.



                                            --------------    --------------------------
                                      Total
                                            --------------    --------------------------

                                   SCHEDULE II

                         Stockholders Subject to Lock-Up